UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2017

ENTELLUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36814	20-4627978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Holly Lane North, Suite 40 Plymouth, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 463-1595

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On August 3, 2017, Entellus Medical, Inc. (“Entellus”) announced its financial results for the quarter ended June 30, 2017. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

To supplement its consolidated financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”), Entellus uses certain non-GAAP financial measures, two of which are included in the press release furnished as Exhibit 99.1 to this report. The press release includes non-GAAP adjusted EBITDA guidance and non-GAAP adjusted gross margin guidance for third quarter and full year 2017. Entellus’s non-GAAP adjusted EBITDA is calculated by adding back to anticipated net loss charges for interest, income taxes, depreciation and amortization expenses, non-cash stock-based compensation, non-operating income and expense, non-cash contingent consideration adjustments associated with business combinations, non-cash inventory step-up amortization and special charges, including transaction and integration-related expenses. Entellus’s non-GAAP adjusted gross margin is calculated by excluding the impact of purchase accounting in connection with Entellus’s recent acquisition of Spirox, Inc. (“Spirox”).

Entellus uses adjusted EBITDA and adjusted gross margin in making operating decisions because it believes these measures provide meaningful supplemental information regarding its core operational performance and gives the company a better understanding of how it should invest in research and development activities and how it should allocate resources to both ongoing and prospective business initiatives. Entellus uses these measures to help make budgeting and spending decisions, for example, among research and development expenses, selling and marketing expenses, and general and administrative expenses. Additionally, Entellus believes these non-GAAP financial measures facilitate management’s internal comparisons to historical operating results by factoring out potential differences caused by charges not related to its regular, ongoing business, including without limitation, non-cash charges, certain large and unpredictable charges, acquisitions and dispositions, and tax positions.

As described above, Entellus intends to exclude the impact of purchase accounting in connection with the Spirox acquisition from its adjusted gross margin calculation and intends to exclude the impact of certain items by adding back in, among others, the following items to its adjusted EBITDA calculation for the following reasons:

Contingent consideration. Entellus intends to exclude the impact from its contingent consideration from its non-GAAP measures, primarily because it is not reflective of its ongoing operating results and is not used by management to assess the core profitability of its business operations. Entellus further believes that excluding this item from its non-GAAP results is useful to investors in that it will allow for period-over-period comparability.

Non-cash inventory step-up amortization. Entellus intends to exclude the impact from inventory step-up amortization associated with its acquisitions from its non-GAAP measures, primarily because it is not reflective of its ongoing operating results, and is not used by management to assess the core profitability of its business operations. Additionally, because this is a non-cash expense, it does not impact its operational performance, liquidity, or its ability to invest in research and development and to fund acquisitions and capital expenditures. Entellus further believes that excluding this item from its non-GAAP results is useful to investors in that it will allow for period-over-period comparability.

Transaction and integration-related costs. Entellus intends to exclude the impact from transaction and integration-related costs associated with acquisitions and mergers, including the acquisition of Spirox, Inc., from its non-GAAP financial measures, primarily because such costs are not reflective of its ongoing operating results and are not used by management to assess the core profitability of its business operations. Entellus further believes that excluding this item from its non-GAAP results is useful to investors in that it will allow for period-over-period comparability.

In its press release, Entellus provided no historical non-GAAP financial measures and therefore provided no quantitative reconciliations to the most directly comparable GAAP measures. With respect to Entellus’s third quarter and full year 2017 financial guidance regarding non-GAAP adjusted EBITDA and non-GAAP adjusted gross margin in its press release, Entellus cannot provide a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort due to its inability to make accurate projections and estimates related to certain information needed to calculate some of the adjustments as described above. Entellus has described, however, how net loss differs qualitatively from its non-GAAP adjusted EBITDA and how GAAP gross margin differs qualitatively from its non-GAAP adjusted gross margin.

Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP measures and may be different from non-GAAP financial measures used by other companies. In addition, non-GAAP financial measures are not based on any comprehensive or standard set of accounting rules or principles. Accordingly, the calculation of Entellus’s non-GAAP financial measures may differ from the definitions of other companies using the same or similar names limiting, to some extent, the usefulness of such measures for comparison purposes. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with Entellus’s financial results as determined in accordance with GAAP. Non-GAAP financial measures should only be used to evaluate Entellus’s financial results in conjunction with the corresponding GAAP measures. Accordingly, Entellus qualifies its use of non-GAAP financial information in a statement when non-GAAP financial information is presented.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued August 3, 2017 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2017	ENTELLUS MEDICAL, INC.
	By:	/s/ Brent A. Moen
	Name:	Brent A. Moen
	Title:	Chief Financial Officer

ENTELLUS MEDICAL, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release issued August 3, 2017	Furnished herewith